EXHIBIT 4.1

TE connectivity

NUMBER

TEL

SHARES

REGISTERED SHARES

PAR VALUE CHF 1.17*
INCORPORATED UNDER THE
LAWS OF SWITZERLAND

CUSIP H84989 10 4

PLEASE SEE REVERSE
FOR CERTAIN DEFINITIONS

*Par value as of the date of issuance of this share certificate. Please refer to the Articles of Association of the corporation for information about the prevailing par value, which may change from time to time pursuant to resolutions passed at a meeting of shareholders.

TE CONNECTIVITY LTD.

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY, AND PITTSBURGH, PA

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE REGISTERED SHARES OF TE CONNECTIVITY LTD. WITH A PAR VALUE OF CHF 1.17*

transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of Switzerland and to the Articles of Association of the corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar
By:

Authorized Signature

DATED

CHIEF EXECUTIVE OFFICER

EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER

TE CONNECTIVITY LTD. SWITZERLAND 2009 SECURITIES

TE CONNECTIVITY LTD.

        The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common				(State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED                          hereby sell, assign and transfer unto

Please Insert Social Security or Other Identifying Number of Assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares
of the registered stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney
to transfer the said registered shares on the books of the within-named Company with full power of substitution in the premises.

Dated

NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.